SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         September 19, 2002


Performance Technologies, Incorporated
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(Exact Name of Registrant as Specified in Charter)


        Delaware                     0-27460                     16-1158413
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(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                   File Number)            Identification No.)


205 Indigo Creek Drive, Rochester, New York                       14626
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code    (585) 256-0200



   N.A.
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(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other

     On September 19, 2002 the Registrant completed an agreement to invest $1.5 million in Momentum Computer, Inc., a developer of specialized single board computer solutions for the data communications, telecom, military and aerospace markets.

     "This is an excellent opportunity to invest in an early stage company addressing a specific segment of the embedded market that we feel is underserved," said Donald Turrell, president and CEO of Performance Technologies. "We chose to invest in Momentum because its management has an excellent track record of identifying emerging opportunities and meeting specific customer requirements through ongoing innovation."

     Momentum Computer develops specialized single board computer products based on MIPS, PowerPC and UltraSPARC CPU architectures. The company fills an important need in the embedded platform market by offering a quick turnaround on design and delivery of custom processor and high-performance I/O modules.
Momentum's product line is closely aligned but does not compete with the existing Performance Technologies embedded switching, access and signaling products, or the Ziatech Intel-based single board computer products, which are a new addition to Performance Technologies as part of the upcoming acquisition from Intel.

     Based on the terms of this agreement, Performance Technologies will own a $1.5 million minority interest in Momentum Computer and will lend Momentum Computer $1 million to be used for working capital to advance its current product lines and to grow the company. Performance Technologies has the option to acquire the remaining ownership of Momentum during a future specified period.

     "An investment from a highly reputable company like Performance Technologies provides Momentum with additional resources to continue its growth, and, more importantly, it provides Momentum's customers the assurance of long term stability," said Harry L. White, president of Momentum Computer. "This is always an issue for small companies dealing with larger firms, and our relationship with Performance Technologies removes that selling obstacle."

Forward-Looking Statements

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

     These forward-looking statements are subject to certain risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid or unexpected changes in technologies, cancellation or delay of customer orders including those relating to design wins, changes in the product or customer mix of sales, delays in new product development, customer acceptance of new products and customer delays in qualification of products. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2001, as reported in its Annual Report on Form 10-K and other documents as filed with the Securities and Exchange Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                     Performance Technologies, Incorporated

September 25, 2002                 By:       /s/ Donald L. Turrell
                                   -----------------------------------
                                          Donald L. Turrell
                                          President and Chief Executive Officer

September 25, 2002                 By:       /s/ Dorrance W. Lamb
                                   -----------------------------------
                                          Dorrance W. Lamb
                                          Vice President of Finance